1Q 2020 EARNINGS PRESENTATION MAY 7, 2020 1

SAFE HARBOR Statements in this presentation (or otherwise made by JetBlue or on JetBlue’s behalf) contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; our significant fixed obligations and substantial indebtedness; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers, including for aircraft, aircraft engines and parts and vulnerability to delays by those suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation, including new or increased tariffs; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; the impact of infectious diseases that affects demand for air travel or travel behavior, such as the ongoing impact of the coronavirus (“COVID-19”); adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2019 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. Our forward-looking statements speak only as of the date of this presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation also includes certain “non-GAAP financial measures” as defined under the Exchange Act and in accordance with Regulation G. We have included reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and provided in accordance with U.S. GAAP within the Appendix A section of this presentation. 2

1Q 2020 EARNINGS UPDATE ROBIN HAYES CHIEF EXECUTIVE OFFICER 3

TAKING ACTIONS TO PROTECT OUR STAKEHOLDERS

1Q 2020 BALANCE SHEET

- $1.8B of liquidity at 1Q close[(1)]; added net ~$1.3B in April for a total of ~$3.1B or 38% of 2019 revenue
- Estimate cash burn of below $10M/day[(2)] in May, down from ~$18M/day[(2)] average in the second half of March
- Adjusted Debt to EBITDAR equal to 2.9x[(1) (3)]; Adjusted Debt to Cap ratio at 44%[(1) (3)]

2Q 2020 PLANNING ASSUMPTIONS*

- Expect 2Q 2020 YoY revenue down at least 90%
- Capacity cuts of at least 80% YoY and a reduction of May OpEx of ~50% YoY
- CAPEX for 2020-2022 now lower by $1.3B vs plan

*Current planning assumption as of May 7, 2020; does not constitute guidance

1Q 2020 EARNINGS

- 1Q revenue down $283M YoY, a decline mitigated by close-in capacity cuts in March and a $150M reduction in OpEx vs plan
- COVID-19 impact resulted in a GAAP loss per share of 97 cents and non-GAAP loss per share of 42 cents [(3)]

OTHER LIQUIDITY ACTIONS

- CARES Act Payroll Support Program payment received for $936M
- Evaluating additional capital raises including secured debt and sale leasebacks

(1) As of March 31, 2020
(2) Excluding CARES Act Payroll Support Program payment
(3) Refer to reconciliations of non-GAAP financial measures in Appendix A

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COMMERCIAL UPDATE & OUTLOOK JOANNA GERAGHTY PRESIDENT & CHIEF OPERATING OFFICER 5

SIGNIFICANT REVENUE DECLINES CONTINUE INTO 2Q REVENUE YOY GROWTH Actual Estimate • Negative demand impact of COVID-19 Current planning assumption* − 1Q 2020 revenue decline, driven by significant impact of 6% 6% cancellations that outpaced new bookings during March • Early look at 2Q 2020 continues April trends -15% − Based on forward bookings and current planning assumptions, estimating revenue decline of at least -52% (90%) YoY -94% -90% Jan Feb March April 1Q 2Q* *Current planning assumption as of May 7, 2020; does not constitute guidance 6

TAKING CAPACITY ACTIONS IN RESPONSE TO DEMAND ASM YOY GROWTH Flown Planned • Adjusting schedules to mitigate cash losses and Current planning assumption* maintain essential travel 5% 6% − Reduced March and April schedules. Continuing to manage close-in cancels as appropriate -4% − Currently planning May and June capacity reductions of -19% at least (80%) YoY − Volatile demand trends may drive additional adjustments vs current planning assumptions, including close-in -80% cancels -85% Jan Feb March April 1Q 2Q* *Current planning assumption as of May 7, 2020; does not constitute guidance 7

FINANCIAL UPDATE & OUTLOOK STEVE PRIEST CHIEF FINANCIAL OFFICER 8

SUMMARY FINANCIALS 1Q 2020 Metric 1Q 2020 1Q 2019 Change YoY ASM (millions) 14,891 15,437 (3.5%) RASM (cents) 10.67 12.12 (12.0%) CASM (cents) 12.91 11.63 11.0% CASM ex-Fuel(1) (cents) 9.01 8.66 4.0% Fuel ($/gallon) 1.86 2.05 (9.3%) Earnings per Share (GAAP) (0.97) 0.14 Earnings per Share(1) (Non-GAAP) (0.42) 0.16 Pre-Tax Margin (GAAP) (22.3%) 3.1% (25.4 pp) Pre-Tax Margin(1) (Non-GAAP) (9.5%) 3.7% (13.2 pp) Cash Flow ($ millions) Operating 124 420 Investing (179) (169) Financing 714 (263) Cash at End of Period* 1,677 521 (1) Refer to reconciliations of non-GAAP financial measures in Appendix A *Cash, Cash Equivalents, and Restricted Cash 9

SUCCESSFUL LIQUIDITY PRESERVATION ACTIONS 3,070 936 550 1,328 150 118 387 983 372 YE 2019 Debt CAPEX Cash from 364 Term Barclays Credit Payroll Projected Liquidity(1) Payments Ops & Loan After Point Revolver Support Liquidity Other(2) Fees Sales Program(3) as of 4/30/20(1) (1) Cash, cash equivalents and short-term investments. April 30 estimate does not constitute guidance (2) Cash burn estimate through April 30, 2020. Cash burn includes net sales, operating cash outlays and working capital timing (Other includes a share repurchase transaction for $160M executed on February 24th prior to the COVID-19 crisis). (3) CARES Act Payroll Support Program payment received on April 23, 2020 10

REDUCING FIXED AND VARIABLE COST BASE

YOY OPERATING EXPENSES



Actual GAAP
Actual Non-GAAP (1)
Planned
2% 2%
3% 3%
16%
-15%
-42%
7%
-4%
-44%
Current planning assumption*
Jan
Feb
March
April
1Q
2Q*

MANAGING FIXED & VARIABLE COSTS

- Actions taken in 1Q 2020
  - Implemented aggressive close-in capacity reductions for March and April
  - Eliminated all non-essential spend, rationalized business partner activities, adjusted maintenance plan in line with reduced capacity, implemented significant voluntary time-off programs and consolidated airport operations
- Continuing actions in 2Q 2020
  - Planning OpEx reductions of ~($350M) (ex-fuel) and ~($810M) (all-in) YoY*
  - Protecting crewmembers through the CARES Act Payroll Support Program

*Current planning assumption as of May 7, 2020; does not constitute guidance

(1) Operating expenses excluding special items; refer to reconciliations of non-GAAP financial measures in Appendix A

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REVISED ORDER BOOK TO MINIMIZE CAPITAL EXPENDITURES REVISED CAPEX FLEET* (US$ million) Actual Planned As of 12/31/2019 As of 12/31/2020* Plan as of 4Q 2019 Current Earnings Presentation Estimate* 1 1.35 – 1.55b 6 13 35 35 28 28 ~ 850 580 130 130 367 ~ 50 60 60 1Q 2Q 2020 2Q* 2020* 2019 2020* E190 A320 A321 HD A321 Mint A321neo HD A220 • Lowered CAPEX for 2020-2022 by $1.3B • Anticipate taking four A321NEOs and one A220 in 2H 2020 • Paused restyling program; deferred projects, suspended investments *Current planning assumption as of May 7, 2020; does not constitute guidance. Please refer to Appendix C for latest order book 12

MANAGING BALANCE SHEET TO PRESERVE LIQUIDITY LEVERAGE DEBTDEBT REPAYMENTS* REPAYMENTS* Actual Planned Adjusted Adjusted (US$ million) Debt to Cap (1) Debt to EBITDAR (1) 44% 2.9 x 34% 121 109 107 108 1.8 x Dec 31 2019 Mar 31 2020 Dec 31 2019 Mar 31 2020 1Q 2Q* 3Q* 4Q* • Raised $1B via 364-term loan in late March • Expect additional capital raises * Cash outflows related to debt repayment schedule (principal • Applied for Loan Program of the CARES Act for $1.14B as and interest) as of 3/31/2020; does not assume any future debt contingency raises and does not constitute guidance (1) Refer to reconciliations of non-GAAP financial measures in Appendix A 13

QUESTIONS? 14

APPENDIX A Non-GAAP Financial Measures JetBlue sometimes uses non-GAAP financial measures in this presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States, or GAAP. We believe these non-GAAP financial measures provide a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. The information in Appendices A and B provides an explanation of each non- GAAP financial measure and shows a reconciliation of non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. 15

1Q 2020 FINANCIAL RESULTS US$ Millions 1Q 2020 1Q 2019 Var % Total Operating Revenues 1,588 1,871 (15.1) Aircraft fuel and related taxes 365 437 (16.4) Salaries, wages and benefits 601 575 4.5 Landing fees and other rents 112 115 (3.3) Depreciation and amortization 139 124 12.0 Aircraft rent 21 25 (14.4) Sales and marketing 53 66 (20.2) Maintenance, materials and repairs 160 155 3.1 Other operating expenses 269 286 (5.8) Special items 202 12 1,642.9 Operating (Loss) Income (334) 76 (540.2) Other Income (Expense) (20) (18) 10.9 (Loss) income before income taxes (354) 58 (710.8) Income tax (benefit) expense (86) 16 (625.6) * Refer to reconciliations of NET (LOSS) INCOME (268) 42 (744.4) non-GAAP Pre-Tax Margin (22.3%) 3.1% (25.4) pts financial (Loss) Earnings per Share (EPS) (GAAP) ($0.97) $0.14 measures in this Appendix A Adj. Pre-Tax Margin* (9.5%) 3.7% (13.2) pts Adj. (Loss) Earnings per Share (EPS)* (Non- GAAP) ($0.42) $0.16 16

Operating expense per available seat mile, excluding fuel and related taxes, other non-airline operating expenses, and special items (“CASM Ex-Fuel”)

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel, which is a non-GAAP financial measure. For the first quarter of 2020, special items include the impairment charge of our Embraer E190 fleet resulting from the decline in demand caused by the coronavirus ("COVID-19") pandemic. Special items for the first quarter of 2019 include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the implementation of our pilots' collective bargaining agreement. We believe that CASM ex-fuel is useful for investors because it provides investors the ability to measure financial performance excluding items beyond our control, such as fuel costs, which are subject to many economic and political factors, or not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses. We believe this non-GAAP measure is more indicative of our ability to manage airline costs and is more comparable to measures reported by other major airlines.

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE PER ASM, EXCLUDING FUEL
($ in millions, per ASM data in cents)
(unaudited)

	Three Months Ended March 31,			
	2020		2019	
	$	per ASM	$	per ASM
Total operating expenses	$ 1,922	$ 12.91	$ 1,795	$ 11.63
Less:				
Aircraft fuel and related taxes	365	2.45	437	2.83
Other non-airline expenses	14	0.09	9	0.06
Special items	202	1.36	12	0.08
Operating expenses, excluding fuel	$ 1,341	$ 9.01	$ 1,337	$ 8.66

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Operating Expense, Income before Taxes, Net Income and Earnings per Share, excluding special items Our GAAP results in the applicable periods were impacted by charges that are deemed special items. We believe the impacts of these items make our results difficult to compare to prior periods as well as future periods and guidance. For the first quarter of 2020, special items include the impairment charge of our Embraer E190 fleet resulting from the decline in demand caused by the coronavirus ("COVID-19") pandemic. Special items for the first quarter of 2019 include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the implementation of our pilots' collective bargaining agreement. We believe the impacts of these items distort our overall trends and that our metrics and results are enhanced with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impacts of these items. NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE, INCOME BEFORE TAXES, NET INCOME AND EARNINGS PER SHARE EXCLUDING SPECIAL ITEMS (in millions, except per share amounts) (unaudited) Three Months Ended March 31, 2020 2019 Total operating revenues $ 1,588 $ 1,871 Total operating expenses $ 1,922 $ 1,795 Less: Special items 202 12 Total operating expenses excluding special items $ 1,720 $ 1,783 Operating (loss) income $ (334) $ 76 Add back: Special items 202 12 Operating (loss) income excluding special items $ (132) $ 88 Operating margin excluding special items -8.3% 4.7% (Loss) income before income taxes $ (354) $ 58 Add back: Special items 202 12 (Loss) income before income taxes excluding special items $ (152) $ 70 Pre-tax margin excluding special items -9.5% 3.7% Net (loss) income $ (268) $ 42 Add back: Special items 202 12 Less: Income tax benefit related to special items 50 3 Net (loss) income excluding special items $ (116) $ 51 (Loss) Earnings Per Common Share: Basic $ (0.97) $ 0.14 Add back: Special items, net of tax 0.55 0.02 Basic excluding special items $ (0.42) $ 0.16 Diluted $ (0.97) $ 0.14 Add back: Special items, net of tax 0.55 0.02 18 Diluted excluding special items $ (0.42) $ 0.16

Operating Expense, Income before Taxes, Net Income and Earnings per Share, excluding special items

Our GAAP results in the applicable periods were impacted by charges that are deemed special items. We believe the impacts of these items make our results difficult to compare to prior periods as well as future periods and guidance. For the first quarter of 2020, special items include the impairment charge of our Embraer E190 fleet resulting from the decline in demand caused by the coronavirus ("COVID-19") pandemic. Special items for the first quarter of 2019 include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the implementation of our pilots' collective bargaining agreement. We believe the impacts of these items distort our overall trends and that our metrics and results are enhanced with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impacts of these items.

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF MONTHLY OPERATING EXPENSE EXCLUDING SPECIAL ITEMS
(in millions) (unaudited)

	Month ended					
	2020			2019		
	January 31,	February 29,	March 31,	January 31,	February 28,	March 31,
Total operating expenses	$ 619	$ 588	$ 715	$ 609	$ 570	$ 616
Less:						
Special items	-	-	202	1	1	10
Operating expenses, excluding special items	$ 619	$ 588	$ 513	$ 608	$ 569	$ 606

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APPENDIX B: CALCULATION OF LEVERAGE RATIOS Adjusted Debt to Capitalization Ratio Adjusted debt to capitalization ratio is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. Adjusted capitalization represents total equity plus adjusted debt. LOCATION NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO (in millions) (unaudited) March 31, 2020 December 31, 2019 Long-term debt and finance leases $ 1,908 $ 1,990 Current maturities of long-term debt and finance leases 326 344 Short-term borrowings 983 - Operating lease liabilities - aircraft 174 183 Adjusted debt 3,391 2,517 Long-term debt and finance leases 1,908 1,990 Current maturities of long-term debt and finance leases 326 344 Short-term borrowings 983 - Operating lease liabilities - aircraft 174 183 Stockholders' equity 4,366 4,799 Adjusted capitalization 7,757 7,316 Adjusted debt to capitalization ratio 44% 34% 20

Adjusted Debt to Earnings Before Interest, Taxes, Depreciation, Amortization and Rent ("EBITDAR") Ratio Adjusted debt to earnings before interest, taxes, depreciation, amortization and rent ratio, or EBITDAR, is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. EBITDAR is calculated by adjusting GAAP operating income (trailing twelve months) for depreciation and amortization, special items, and current aircraft operating lease liabilities. DOCUMENT LOCATION NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO EBITDAR RATIO (in millions) (unaudited) Trailing Twelve Months Trailing Twelve Months March 31, 2020 December 31, 2019 Long-term debt and finance leases $ 1,908 $ 1,990 Current maturities of long-term debt and finance leases 326 344 Short-term borrowings 983 - Operating lease liabilities - aircraft 174 183 Adjusted debt 3,391 2,517 Operating income 390 800 Depreciation and amortization 540 525 Special items(1) 205 14 Current operating lease liabilities - aircraft 47 48 EBITDAR(1) 1,182 1,387 Adjusted debt to EBITDAR ratio(1) 2.9x 1.8x (1) For the first quarter of 2020, special items include the impairment charge of our Embraer E190 fleet resulting from the decline in demand caused by the coronavirus ("COVID-19") pandemic. Special items for the first quarter of 2019 include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the implementation of our pilots' collective bargaining agreement. 21

APPENDIX C: CONTRACTUAL ORDER BOOK A220 A321NEO A321NEO LR Total 2020* 1 7 8 2021 7 5 5 17 2022 8 7 15 Total 16 12 12 40 Delivery schedule, as of May 7, 2020 *Includes 3 deliveries received in 1Q 2020 22

APPENDIX D: RELEVANT JETBLUE MATERIALS www.investor.jetblue.com/investor-relations DOCUMENT LOCATION Investor Presentations http://blueir.investproductions.com/investor-relations/events-and-presentations/presentations Earnings Releases http://blueir.investproductions.com/investor-relations/financial-information/quarterly-results Annual Reports http://blueir.investproductions.com/investor-relations/financial-information/reports/annual-reports SEC Filings http://blueir.investproductions.com/investor-relations/financial-information/sec-filings Proxy Statements http://blueir.investproductions.com/investor-relations/financial-information/reports/proxy-statements Investor Updates http://blueir.investproductions.com/investor-relations/financial-information/investor-updates Traffic Reports http://blueir.investproductions.com/investor-relations/financial-information/traffic-releases ESG Reports* http://blueir.investproductions.com/investor-relations/financial-information/reports/sustainable-accounting-standards-board-reports * Environmental, Social, and Governance Reports 23